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                                                            Exhibit 10.21(d)

                                             AMENDMENT (this "Amendment"), dated
                                    as of September 1, 2001, to the CREDIT
                                    AGREEMENT dated as of March 17, 1999 by and among MINERAL HOLDINGS INC. ("Holdings"), WORLD MINERALS INC. (the "Borrower"), THE BANKS listed on the signature pages attached hereto (the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent for the Banks and as an Issuing Bank ("Chase").

            WHEREAS, Holdings, the Borrower, the Banks and Chase are parties to that certain Credit Agreement dated as of March 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, Holdings and the Borrower desire to adopt the World Minerals Inc. 2001 Stock Option Plan, which will provide for the issuance to employees of the Borrower and its Subsidiaries of options to purchase an aggregate of up to 5% of the number of outstanding shares of common stock of Holdings (the "2001 Stock Option Plan");

            WHEREAS, Holdings and the Borrower have requested that the Banks agree to amend the Credit Agreement as set forth herein to permit the implementation of the 2001 Stock Option Plan by the Borrower and Holdings;

            WHEREAS, the Banks are willing to grant such amendments as requested by the Borrower, but only to the extent provided in this Amendment.

            ACCORDINGLY, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1.  Defined Terms.

            Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Credit Agreement.

      Section 2. Amendments.

            (a) Section 1.1 is hereby amended by adding the following new defined terms in proper alphabetical sequence:

            ""Holdings Recapitalization" means the recapitalization of Holdings to provide for an increase in the authorized number of shares of common stock of Holdings from 200,000 shares to 2,000,000 shares, the reduction in the par value of each share of common stock of Holdings from $1.00 to $.10, and the related conversion of each share of common stock of Holdings outstanding immediately prior to the recapitalization into 10 shares of common stock of Holdings."

            ""Holdings Recapitalization Date" means the effective date of the Holdings Recapitalization."

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            ""2001 Stock Option Plan" means World Minerals Inc. 2001 Stock
Option Plan, which will provide for the issuance to employees of the Borrower and its Subsidiaries of options to purchase an aggregate of up to 5% of the number of outstanding shares of common stock of Holdings."

            (b) The definition of "Asset Sale" in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "or" at the end of clause (ii) and inserting the following immediately before the end of the definition:

            ", (iv) the issuance or sale by Holdings to the Borrower of shares of common stock of Holdings to the extent required in order for the Borrower to be able to deliver shares of common stock of Holdings upon exercise of options granted under the 2001 Stock Option Plan, or (v) the issuance or sale by the Borrower of shares of common stock of Holdings upon exercise of options granted under the 2001 Stock Option Plan."

            (c) The definition of "Lien" in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof to read in its entirety as follows:

            "(c) in the case of securities, any purchase option, call, appreciation right or similar right of a third party with respect to such securities, other than purchase options held by persons granted options to purchase shares of common stock of Holdings under the 2001 Stock Option Plan."

            (d) The definition of "Permitted Investments" in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (iv) and inserting the following immediately before the end of the definition:

            " and (vi) investments made by the Borrower in shares of common stock of Holdings to the extent required in order for the Borrower to be able to deliver shares of common stock of Holdings upon exercise of options granted under the 2001 Stock Option Plan."

            (e) Section 4.20 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof to read in its entirety as follows:

            "(a) Prior to the Holdings Recapitalization Date, the authorized capital stock of Holdings consists of 200,000 shares of common stock, $1.00 par value, and 1,700 shares of preferred stock, $1.00 par value, of which 101,568 shares of common stock are validly issued, fully paid and nonassessable and are outstanding and owned beneficially and of record as follows: 96,601 shares -- Alleghany Corporation; 4,967 shares -- William J. Woods, Jr. From and after the Holdings Recapitalization Date, the authorized capital stock of Holdings consists of 2,000,000 shares of common stock, $.10 par value, and 1,700 shares of preferred stock, $1.00 par value, of which 1,015,680 shares of common stock are validly issued, fully paid and nonassessable and are outstanding and owned beneficially and of record as follows: 966,010 shares -- Alleghany Corporation; 49,670 shares -- William J. Woods, Jr. Except for the options held by William J. Woods, Jr. and except for options granted under the 2001 Stock Option Plan, no Person holds any option, warrant, stock subscription or other right to acquire any capital stock of Holdings and no securities convertible into or exchangeable for any capital stock of Holdings have been authorized or issued."


                                       2
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            (f) Section 7.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (ii) and inserting the following immediately after clause (iii):

            ", (iv) the Borrower shall be authorized to purchase shares of common stock of Holdings acquired by employees of the Borrower or its Subsidiaries upon exercise of options granted under the 2001 Stock Option Plan, provided that such purchases are made in accordance with the terms of the 2001 Stock Option Plan and the related award agreements, and

            (v) the Borrower shall be authorized to purchase from Holdings shares of common stock of Holdings to the extent required in order for the Borrower to be able to deliver shares of common stock of Holdings upon exercise of options granted under the 2001 Stock Option Plan."

      Section 3. Effectiveness.

            Upon execution and delivery of this Amendment by Holdings, the Borrower and the Majority Banks, this Amendment shall be deemed to be effective as of September 1, 2001 (the "Effective Date").

      Section 4.  Representations and Warranties.

            In order to induce the Banks to enter into this Amendment, Holdings and the Borrower each hereby represents, warrants and certifies to each Bank that, after giving effect to this Amendment:

            (a) Each Loan Party is in compliance with the terms and provisions of the Credit Agreement and each other Loan Document to which it is a party.

            (b) No Default or Event or Default has occurred and is continuing or would result from the consummation of any of the transactions contemplated hereby.

            (c) The representations and warranties made by each of Holdings and the Borrower in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      Section 5. Miscellaneous.

            (a) Amendment as Loan Document, Etc. The parties hereby agree that this Amendment shall be a Loan Document for all purposes under the Credit Agreement. From and after the Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

            (b) No Other Amendments. Except as expressly set forth herein, the Credit Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement or any other Loan Document (or a consent to any such waiver, amendment, modification or other change), (ii) to be a consent to any transaction, (iii) to prejudice any right or rights which any Lender Party may have under the Credit

                                       3
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Agreement and/or any of the other Loan Documents, or (iv) to entitle the Lender
Parties (or any of them) to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement or any other Loan Document (or a consent to any such waiver, amendment, modification or other change), or to a consent, in the future in similar or different circumstances.

            (c) Further Assurances. Holdings and the Borrower agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Amendment or in order to better assure and confirm unto each of the Lender Parties its rights and remedies hereunder and to permit the exercise thereof in compliance with Applicable Law (including upon an Event of Default).

            (d) Payment of Expenses. The Borrower hereby confirms its agreement under Section 11.4 of the Credit Agreement to pay all fees and expenses of O'Sullivan LLP incurred by the Administrative Agent in connection with or relating to the preparation, execution or delivery of this Amendment.

            (e) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original instrument, but all of which when taken together shall constitute but one Amendment.

            (f) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of law), as provided in
Section 11.6 of the Credit Agreement.

            (g) Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Credit Agreement.

            (h) Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.


                                    * * * * *

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                    MINERALS HOLDINGS INC.


                                    By:  /s/ Peter R. Sismondo
                                        ----------------------------------------
                                       Name:  Peter R. Sismondo
                                       Title:  Treasurer




                                    WORLD MINERALS INC.


                                    By:  /s/ John F. Liechty
                                        ----------------------------------------
                                       Name:  John F. Liechty
                                       Title:  Senior Vice President






                                    THE CHASE MANHATTAN BANK, individually
                                       and as Administrative Agent and
                                       Collateral Agent


                                    By:  /s/ James H. Ramage
                                        ----------------------------------------
                                       Name: James H. Ramage
                                       Title:  Managing Director




                                    BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:  /s/ R. Kent Kirstner
                                        ----------------------------------------
                                       Name: R. Kent Kirstner
                                       Title: CBO


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:  /s/ Richard J. Salmon
                                        ----------------------------------------
                                       Name: Richard J. Salmon
                                       Title:  Vice President




                                    UNITED CALIFORNIA BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:




                                    BNP PARIBOS


                                    By:  /s/ Sean Conlan
                                        ----------------------------------------
                                       Name: Sean Conlan
                                       Title:  Managing Director



                                    By:  /s/ Tjetling Torpstra
                                        ----------------------------------------
                                       Name:  Tjetling Torpstra
                                       Title:  Director




                                    BANK OF MONTREAL


                                    By:  /s/ Ian M. Plaster
                                        ----------------------------------------
                                       Name:  Ian M. Plaster
                                       Title:  Director

                                    MELLON BANK, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:




                                    INTESABCI, New York Branch


                                    By:  /s/ Frank Maffei
                                        ----------------------------------------
                                       Name:  Frank Maffei
                                       Title:  Vice President



                                    By:  /s/ J. Dickerhof
                                        ----------------------------------------
                                       Name: J. Dickerhof
                                       Title:  VP



                                    BANK LEUMI USA



                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title: